EXHIBIT 10.7

GUARANTY OF PAYMENT AGREEMENT

THIS GUARANTY OF PAYMENT AGREEMENT (this “Agreement”) is made as of December __, 2015, by MAM SOFTWARE, INC., a Delaware corporation (the “Guarantor”), in favor of JP MORGAN CHASE BANK, N.A., a national banking association, its successors and assigns (the “Lender”).

RECITALS

A.           MAM Software Group, Inc., a Delaware corporation (the “Borrower”), and the Lender are parties to a Credit Agreement dated as of even date herewith (as amended, restated, modified, substituted, extended and renewed from time to time, the “Credit Agreement”) under which, among other things, the Lender has agreed, subject to the terms and conditions of the Credit Agreement, to make available certain credit facilities to the Borrower.

B.           All defined terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Credit Agreement.

C.           The Guarantor has requested that the Lender enter into the Credit Agreement with the Borrower and make the credit facilities described in the Credit Agreement available to the Borrower.

D.           The Lender has required, as a condition to entering into the Credit Agreement, that the Guarantor execute this Agreement as additional security for the payment and performance of the “Secured Obligations”.

NOW, THEREFORE, in order to induce the Lender to enter into the Credit Agreement, the Guarantor covenants and agrees with the Lender as follows:

ARTICLE I

THE GUARANTY

Section 1.1           Guaranty.

The Guarantor hereby unconditionally and irrevocably guarantees to the Lender:

(a)          the due and punctual payment in full (and not merely the collectibility) of the principal of the Secured Obligations and the interest thereon, in each case when due and payable, all according to the terms of any promissory note evidencing all or any part of the Secured Obligations and the other Loan Documents (as that term is defined in the Credit Agreement);

(b)          the due and punctual payment in full (and not merely the collectibility) of all other sums and charges which may at any time be due and payable in accordance with, or secured by, any promissory note evidencing all or any part of the Secured Obligations or any of the other Loan Documents;

(c)          the due and punctual performance of all of the other terms, covenants and conditions contained in the Loan Documents; and

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(d)          all indebtedness, obligations and liabilities of any kind and nature of the Borrower to the Lender, whether now existing or hereafter created or arising, direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several or joint and several, and howsoever owned, held or acquired arising under the Loan Documents;

provided, however, that if and only if the Guarantor is not an “eligible contract participant” (as defined in the Commodity Exchange Act and any applicable rules, as amended), then to the extent applicable law prohibits the Guarantor from entering into an agreement to guaranty any obligations in respect of a “swap” (as defined in the Commodity Exchange Act and any applicable rules, as amended, and referred to herein as a “Swap”), the term “Secured Obligations” shall not include, and this Agreement shall not cover, indebtedness, liabilities, or obligations of the Borrower to the Lender under any Swap.

Section 1.2           Guaranty Unconditional.

Subject to the terms of the Credit Agreement, the obligations and liabilities of the Guarantor under this Agreement shall be absolute and unconditional, irrespective of the genuineness, validity, priority, regularity or enforceability of the Credit Agreement, any promissory note evidencing all or any part of the Secured Obligations, or any of the other Loan Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantor and without in any way releasing, affecting or in any way impairing the obligations and liabilities of the Guarantor hereunder:

(a)          waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Loan Documents;

(b)          modify, amend, change or terminate any provisions of any of the Loan Documents;

(c)          grant extensions or renewals of or with respect to any promissory note evidencing all or any part of the Secured Obligations, any of the other Loan Documents or any of the Secured Obligations;

(d)          effect any release, subordination, compromise or settlement in connection with any promissory note evidencing all or any part of the Secured Obligations, any of the other Loan Documents, or any of the Secured Obligations;

(e)          agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Secured Obligations or to the subordination of any lien or security interest therein;

(f)           make advances for the purpose of performing any term, provision or covenant contained in the Credit Agreement or any of the other Loan Documents with respect to which the Borrower shall then be in default;

(g)          make future advances to the Borrower pursuant to the Credit Agreement or any of the other Loan Documents;

(h)          assign, pledge, hypothecate or otherwise transfer the Credit Agreement, any of the Loan Documents or this Agreement or any interest therein;

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(i)           deal in all respects with the Borrower as if this Agreement were not in effect; and

(j)           effect any release, compromise or settlement with another guarantor.

Section 1.3           Guaranty Primary.

The obligations and liabilities of the Guarantor under this Agreement shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, setoff, reduction or defense based upon any claim that the Guarantor may have against the Borrower, the Lender and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Lender of any remedies it may have against the Borrower with respect to any promissory note evidencing all or any part of the Secured Obligations or any of the other Loan Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand upon the Borrower, or to sell the Collateral or otherwise pursue, enforce or exhaust its remedies against the Borrower or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against the Guarantor under this Agreement, either in the same action, if any, brought against the Borrower or in separate actions or proceedings, as often as the Lender may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of the Borrower, any other guarantor or any obligor under any of the Loan Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against the Borrower or the Guarantor or any obligor under any of the Loan Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of the Guarantor hereunder in any manner whatsoever, and this Agreement shall remain and continue in full force and effect. It is the intent and purpose of this Agreement that the Guarantor shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Guarantor agrees that it shall be liable for the full amount of the obligations and liabilities under this Agreement, regardless of, and irrespective to, any modification, limitation or discharge of the liability of the Borrower, any other guarantor or any obligor under any of the Loan Documents, that may result from any such proceedings.

Section 1.4           Certain Waivers by the Guarantor.

The Guarantor hereby unconditionally, irrevocably and expressly waives:

(a)          presentment and demand for payment of the principal of or interest on any promissory note evidencing all or any part of the Secured Obligations and protest of non-payment;

(b)          notice of acceptance of this Agreement and of presentment, demand and protest thereof;

(c)          notice of any default hereunder or under the Credit Agreement, or any of the other Loan Documents and notice of all indulgences;

(d)          notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this Agreement;

(e)          demand for observance, performance or enforcement of any of the terms or provisions of this Agreement, the Credit Agreement or any of the other Loan Documents;

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(f)           all errors and omissions in connection with the Lender’s administration of all indebtedness guaranteed by this Agreement, except errors and omissions resulting from acts of bad faith;

(g)          any right or claim of right to cause a marshalling of the assets of the Borrower;

(h)          any act or omission of the Lender (except acts or omissions in bad faith) which changes the scope of the Guarantor’s risk hereunder; and

(i)           all other notices and demands otherwise required by law which the Guarantor may lawfully waive.

Section 1.5           Reimbursement for Expenses.

Subject to the terms of the Credit Agreement, in the event the Lender shall commence any action or proceeding for the enforcement of this Agreement, then the Guarantor will reimburse the Lender, promptly upon demand, for any and all reasonable expenses incurred by the Lender in connection with such action or proceeding including, without limitation, reasonable attorneys’ fees together with interest thereon at the Post-Default Rate.

Section 1.6           Events of Default.

Subject to the terms of the Credit Agreement, without implying any limitation of the Lender’s right to immediate payment at any time of any Secured Obligations which are payable on demand, the occurrence of any one or more of the following events shall constitute an “Event of Default” under the provisions of this Agreement (individually, an “Event of Default” and collectively, the “Events of Default”):

(a)          The failure of the Guarantor to pay any of the Secured Obligations as and when due and payable in accordance with the provisions of this Agreement.

(b)          Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Guarantor), financial statement or other document furnished in connection with this Agreement, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect, which is not remedied in a manner acceptable to the Lender within thirty (30) days after written notice thereof from the Lender to Guarantor.

(c)          The failure of the Guarantor to perform, observe or comply with any covenant, condition or agreement contained in this Agreement which failure remains uncured for a period of thirty (30) days after written notice thereof from the Lender to Guarantor.

(d)          A default shall occur under any of the other Loan Documents and such default is not cured within any applicable grace period provided therein.

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(e)          The Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing, or (vi) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (vii) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of a material portion of the Guarantor’s business or the use or disposition of a material portion of the Guarantor’s assets.

(f)           (i) An order for relief shall be entered in any involuntary case brought against the Guarantor under the Bankruptcy Code, or (ii) any such case shall be commenced against the Guarantor and shall not be dismissed within sixty (60) days after the filing of the petition, or (iii) an order, judgment or decree under any other law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than the Guarantor (A) adjudicating the Guarantor bankrupt or insolvent, or (B) appointing a receiver, trustee or liquidator of the Guarantor, or of a material portion of the Guarantor’s assets, or (C) enjoining, prohibiting or otherwise limiting the operation of a material portion of the Guarantor’s business or the use or disposition of a material portion of the Guarantor’s assets, and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days from the date entered.

(g)          Unless adequately insured in the opinion of the Lender, the entry of a final judgment for the payment of money involving more than $100,000 against the Guarantor, and the failure by the Guarantor to discharge the same, or cause it to be discharged, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.

(h)          If the Lender in its sole discretion determines in good faith that a material adverse change has occurred in the financial condition of the Guarantor.

(i)           If the Guarantor shall liquidate, dissolve or terminate its existence or any change occurs in the management or control of the Guarantor without the prior written consent of the Lender.

(j)           Any execution or attachment shall be levied against any collateral for this Agreement, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

Section 1.7           Rescission of Election to Accelerate.

In the event the Lender shall elect to accelerate the maturity of any promissory note evidencing all or any part of the Secured Obligations as to the Guarantor pursuant to the provisions of this Agreement, such election may be rescinded by written acknowledgment to that effect by the Lender; provided, however, that the acceptance of a partial payment on account of any promissory note evidencing all or any part of the Secured Obligations shall not alone effect or rescind such election.

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Section 1.8           Subordination; Subrogation.

Subject to the terms and condition of the Credit Agreement, in the event the Guarantor shall advance any sums to the Borrower, or in the event the Borrower has heretofore or shall hereafter become indebted to the Guarantor before the Secured Obligations have been paid in full, all such advances and indebtedness shall be subordinate in all respects to the Secured Obligations (the “Guarantor Subordinated Debt”). Any payment to the Guarantor on account of the Guarantor Subordinated Debt shall be collected and received by the Lender or the Guarantor in trust for the Lender and shall be paid over to the Lender on account of the Secured Obligations without impairing or releasing the obligations of the Guarantor hereunder.

Without the prior written consent of the Lender, the Guarantor shall not ask, demand, receive, accept, sue for, set off, collect or enforce the Guarantor Subordinated Debt or any collateral and security therefor. The Guarantor represents and warrants to the Lender that the Guarantor Subordinated Debt is unsecured and agrees not to receive or accept any collateral or security therefor without the prior written permission of the Lender. The Guarantor shall not assign, transfer, hypothecate or dispose of the Guarantor Subordinated Debt while this Agreement is in effect. In the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Borrower for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon, or with respect to, all or any part of the Guarantor Subordinated Debt or otherwise shall be paid or delivered directly to the Lender for application to the obligations and liabilities of the Guarantor under this Agreement (whether due or not due and in such order and manner as the Lender may determine in the exercise of its sole discretion) until the obligations of the Guarantor hereunder shall have been fully paid and satisfied. The Guarantor hereby irrevocably authorizes and empowers the Lender to demand, sue for, collect and receive every such payment or distribution on account of the Guarantor Subordinated Debt and give acquittance therefor and to file claims and take such other proceedings in the Lender’s own name or in the name of the Guarantor or otherwise, as the Lender may deem necessary or advisable to carry out the provisions of this Agreement. The Guarantor hereby agrees to execute and deliver to the Lender such powers of attorney, assignments, endorsements or other instruments as may be requested by the Lender in order to enable the Lender to enforce any and all claims upon, or with respect to, the Guarantor Subordinated Debt, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect thereto.

So as to secure the performance by the Guarantor of the provisions of this Agreement, the Guarantor assigns, pledges and grants to the Lender a security interest in, and lien on, the Guarantor Subordinated Debt, all proceeds thereof and all and any security and collateral therefor. Upon the request of the Lender, the Guarantor shall endorse, assign and deliver to the Lender all notes, instruments and agreements evidencing, securing, guarantying or made in connection with the Guarantor Subordinated Debt.

Nothing contained in this Agreement shall be construed to give the Guarantor any right of subrogation in or to the Secured Obligations or any of the Loan Documents, or all or any part of the interest of the Lender therein, until the Secured Obligations have been paid in full.

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1           Representations and Warranties.

The representations and warranties set forth in Article III of the Credit Agreement with respect to Guarantor are herein incorporated by reference and deemed made herein.

Section 2.2           Survival; Updates of Representations and Warranties.

All representations and warranties contained in or made under or in connection with this Agreement and the other Loan Documents shall survive the Effective Date, the making of any advance under the credit facilities and the incurring of any Secured Obligations.

ARTICLE III

AFFIRMATIVE COVENANTS

The Guarantor hereby covenants and agrees as follows:

Section 3.1           Entity Existence.

Subject to the terms of the Credit Agreement, the Borrower shall maintain, and cause each of its Subsidiaries to maintain, its entity existence in good standing in the jurisdiction in which it is organized and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction would reasonably be expected to have a Material Adverse Effect. on the ability of the Guarantor to perform the Secured Obligations, on the conduct of the Guarantor’s operations, on the Guarantor’s financial condition, or on the value of, or the ability of the Lender to realize upon, the Collateral.

Section 3.2           Further Assurances.

The Guarantor will make, execute, acknowledge and deliver all and every such further acts and assurances as the Lender shall from time to time require for confirming or carrying out the intentions or facilitating the performance of the terms of this Agreement.

Section 3.3           Financial Records; Inspection.

The Guarantor will (a) maintain or cause to be maintained full, complete, accurate and adequate records and books of account in accordance with generally accepted accounting principles consistently applied; (b) permit the Lender and its duly authorized agents, attorneys and accountants to inspect, examine, and copy its records and books of account at all reasonable times; (c) provide to the Lender within ninety (90) days after each calendar/fiscal year end, the Guarantor’s financial statements certified by the Guarantor to be true and correct, in such form and detail as may be reasonably requested by the Lender; and (d) promptly deliver to the Lender such additional information, reports and statements, as the Lender may reasonably request from time to time.

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ARTICLE IV

MISCELLANEOUS

Section 4.1           Notices.

All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered in accordance with Section 8.01 of the Credit Agreement.

Section 4.2           Amendments; Waivers.

This Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Guarantor. No waiver of any provision of this Agreement, nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Guarantor and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any right or remedy under this Agreement or under applicable laws.

Without implying any limitation on the foregoing:

(a)          Any waiver or consent shall be effective only in the specific instance, for the terms and purpose for which given, subject to such conditions as the Lender may specify in any such instrument.

(b)          No waiver of any Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.

(c)          No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

(d)          No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Loan Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver, amendment or modification of any such term, condition, covenant or agreement or of any such breach or preclude the Lender from exercising any such right, power or remedy at any time or times.

(e)          By accepting payment after the due date of any amount payable under this Agreement or under any of the other Loan Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Loan Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

Section 4.3           Cumulative Remedies.

Subject to the terms of the Credit Agreement, the rights, powers and remedies provided in this Agreement and in the other Loan Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

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(a)          proceed against the Guarantor with or without proceeding against the Borrower or any other Person who may be liable for all or any part of the Secured Obligations;

(b)          proceed against the Guarantor with or without proceeding under any of the other Loan Documents or against any Collateral or other collateral and security for all or any part of the Secured Obligations;

(c)          without reducing or impairing the obligation of the Guarantor and without notice, release or compromise with any other Person liable for all or any part of the Secured Obligations under the Loan Documents or otherwise; or

(d)          without reducing or impairing the obligations of the Guarantor and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) approve the making of advances under the credit facilities under the Credit Agreement, (iii) waive any provision of this Agreement or the other Loan Documents, (iv) exercise or fail to exercise rights of set-off or other rights, or (v) accept partial payments or extend from time to time the maturity of all or any part of the Secured Obligations.

Section 4.4           Severability.

In case one or more provisions, or part thereof, contained in this Agreement or in the other Loan Documents shall be invalid, illegal or unenforceable in any respect under any law, then without need for any further agreement, notice or action:

(a)          the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

(b)          the obligation to be fulfilled shall be reduced to the limit of such validity;

(c)          if such provision or part thereof pertains to repayment of the Secured Obligations, then, subject to compliance with applicable law and provided that there be an Event of Default occurring and continuing, at the sole and absolute discretion of the Lender, all of the Secured Obligations shall become immediately due and payable; and

(d)          if the affected provision or part thereof does not pertain to repayment of the Secured Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

Section 4.5           Assignments by Lender.

Subject to the terms of the Credit Agreement, the Lender may, without notice to, or consent of, the Guarantor, sell, assign or transfer to or participate with any Person or Persons all or any part of the Secured Obligations, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Loan Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Loan Documents as to so much of the Secured Obligations that the Lender has not sold, assigned or transferred. Subject to the terms of the Credit Agreement, in connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Loan Documents or otherwise.

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Section 4.6           Successors and Assigns.

Subject to the terms of the Credit Agreement, this Agreement shall be binding upon the Guarantor and its personal representatives, heirs, successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.

Section 4.7           Continuing Agreements.

All covenants, agreements, representations and warranties made by the Guarantor in this Agreement and in any certificate delivered pursuant hereto shall survive the making by the Lender of advances and other extensions of credit under the credit facilities and the execution and delivery of each promissory note evidencing all or any part of the Secured Obligations, shall be binding upon the Guarantor regardless of how long after the date hereof any of the Secured Obligations were or are incurred. This Agreement is a continuing guaranty and shall continue until all of the Secured Obligations have been fully and indefeasibly paid in cash or, if applicable, fully performed, until the Lender has no obligation or agreement to allow further Secured Obligations and there are no contingent Secured Obligations, and until the Lender has terminated this Agreement in writing or it has expired in accordance with its terms. From time to time upon the Lender’s reasonable request, and as a condition of the release of any one or more of the Security Documents, the Guarantor and other Persons obligated with respect to the Secured Obligations shall provide the Lender with such acknowledgments and agreements as the Lender may reasonably require to the effect that there exists no defenses, rights of setoff or recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Lender, its agents and others, or to the extent there are, the same are waived and released.

Section 4.8           Enforcement Costs.

Subject to the terms of the Credit Agreement, the Guarantor agrees to pay to the Lender on demand all Enforcement Costs, together with interest thereon from the date incurred or advanced until paid in full at a per annum rate of interest equal at all times to the Post -Default Rate. Enforcement Costs shall be immediately due and payable at the time advanced or incurred, whichever is earlier. Without implying any limitation on the foregoing, the Guarantor agrees, as part of the Enforcement Costs, to pay upon demand any and all stamp and other Taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay that is not caused by the Lender in paying or omission to pay any Taxes or fees referred to in this Section. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of the other Secured Obligations and shall survive the termination of this Agreement.

Section 4.9           Applicable Law.

As a material inducement to the Lender to enter into this Agreement, the Guarantor acknowledges and agrees that the Loan Documents, including, this Agreement, shall be governed by the laws of the State of New York in accordance with the provisions of Section 8.09 of the Credit Agreement.

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Section 4.10         Duplicate Originals and Counterparts.

This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

Section 4.11         Headings; Etc.

The headings and titles in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof. As used in this Agreement, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require.

Section 4.12         No Partnership; Third Parties.

Nothing contained in this Agreement shall be construed in a manner to create any relationship between the Guarantor and the Lender other than the relationship of guarantor and lender and the Guarantor and the Lender shall not be considered partners or co-venturers for any purpose. The terms and provisions of this Agreement are for the benefit of the Lender and its successors, assigns, endorsees and transferees and all persons claiming under or through it and no other person shall have any right or cause of action on account thereof. The Lender has no obligation to make any advance of any loan provided for in the Credit Agreement or otherwise for the benefit of the Guarantor; the Guarantor has no beneficial interest in the proceeds of any of the loans or otherwise under the Secured Obligations or rights or claims under the Credit Agreement or any of the other Loan Documents. The obligations and liabilities of the Guarantor shall in no manner be affected by the actual use of the proceeds of the credit facilities under the Credit Agreement or otherwise or whether the Lender waives any or all of the conditions to advances set forth in the Credit Agreement or any of the other Loan Documents.

Section 4.13         Entire Agreement.

This Agreement is intended by the Lender and the Guarantor to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Guarantor shall hereafter have any rights under any prior agreements pertaining to the matters addressed by this Agreement but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

Section 4.14         Consent to Jurisdiction.

As set forth in Section 8.09 of the Credit Agreement, the Guarantor, irrevocably submits to the jurisdiction of any state or federal court sitting in the State of New York over any suit, action, or proceeding arising out of or relating to this Agreement.

Section 4.15         Service of Process.

As set forth in Section 8.09 of the Credit Agreement, the Guarantor hereby irrevocably consents to service of process in the manner provided for notices in Section 8.01 of the Credit Agreement.

Section 4.16         WAIVER OF TRIAL BY JURY.

THE GUARANTOR AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE GUARANTOR AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE LOAN DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PRO CEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

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This waiver is knowingly, willingly and voluntarily made by the Guarantor and the Lender, and the Guarantor and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Guarantor and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

Section 4.17         Liability of the Lender.

Except as otherwise provided in the Credit Agreement, the Guarantor hereby agrees that the Lender shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lender in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Secured Obligations.

Section 4.18         Reinstatement.

Except in the event of any restoration of payment described in this paragraph is due to the wrongful acts or omissions of the Lender, if at any time any payment, or portion thereof, made by, or for the account of, the Borrower or the Guarantor on account of any of the obligations and liabilities arising hereunder or under any of the Loan Documents is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by the Lender to the Borrower or to the Guarantor under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of the Borrower or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee, or similar officer for, the Borrower or any substantial part of its properties or assets, the Guarantor hereby agrees that this Agreement shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

Section 4.19         Complete and Final Expression of Agreement.

This Agreement, together with the other Loan Documents, is intended by the Lender and the Guarantor to be a complete, exclusive and final expression of the agreements contained herein. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Agreement. The Lender and the Guarantor further agree that there are no conditions to the full effectiveness of this Agreement, unless otherwise expressly stated herein. The Guarantor has unconditionally delivered this Agreement to the Lender, and failure to sign this or any other guarantee by any other person shall not discharge the liability of the Guarantor hereunder.

Section 4.20         Inconsistent Provisions.

This Guaranty and the Credit Agreement are to be read and construed together to the end that they are read to be read consistently together. To the extent there may be any inconsistency, the terms of the Credit Agreement shall control.

[Signature Appears on Following Page]

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SIGNATURE PAGE TO

THE GUARANTY

WITNESS the signature and seal of the Guarantor as of the day and year first above written.

WITNESS OR ATTEST:	MAM SOFTWARE, INC.

By:__________________________(SEAL)
Name:
Title:

STATE OF ___________, _________ OF __________, TO WIT:

I HEREBY CERTIFY, that on this ____ day of December, 2015, before me, the undersigned Notary Public of said State, personally appeared __________________, who acknowledged himself/herself to be a _____________ of MAM Software, Inc., a Delaware corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized ____________ of said corporation by signing the name of the corporation by himself/herself as _______________.

WITNESS my hand and Notarial Seal.

______________________________
Notary Public

My Commission Expires: